SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 KSB

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                February 15, 2000
                                (Date of Report)


                           Cassco Capital Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        0 41703                                           51 0356301
(Commission File Number)                    (IRS Employer Identification Number)


                    3121 Grapevine Lane, Carrollton, TX 75007
           (Address of principal executive offices including zip code)


                                  972.306.4604
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1. Change in Control of Registrant.

Recission of Acquisition of S&J (Chatteris) Holdings Limited as a Wholly Owned Subsidiary of Registrant:

On December 1, 1999, Cassco Capital Corporation, a Delaware corporation (Company), entered into an agreement (Reorganization Agreement) to acquire all of the outstanding capital stock of S&J (Chatteris) Holdings Limited, a United Kingdom corporation (S&J Holdings). Pursuant to the Reorganization Agreement, the Company agreed to acquire all of the outstanding capital stock of S&J Holdings in exchange for 12,000,000 post split shares of its common stock. The Reorganization Agreement closed on December 1, 1999; however, this agreement contained covenants of S&J Holdings and its principal shareholder, Mark Langley (Mr. Langley), which were required to be met on or before February 14, 2000.

Article II, Section 2.2 (f) of the Reorganization Agreement provided as follows:

"S&J and Mr. Langley have delivered or will forthwith deliver within the time periods set forth in Form 8-KSB to CSCA audited financial statements of S&J as of and for the yearly periods ended December 31, 1998, which statements include an audit opinion, balance sheets as of December 31, 1998, and December 31, 1997, operating and cash flow statements as of December 31, 1998, December 31, 1997, and December 31, 1996, a statement of changes in shareholders' equity from inception through December 31, 1998, and footnotes. The audit opinion is or will be unqualified and states or will state that these financial statements were audited to comply with the United Kingdom's Companies Act 1985 as well as an unqualified opinion stating that the aforesaid statements have been or will be presented in accordance with Auditing Standards issued by the United Kingdom's Auditing Practices Board. S&J has also delivered or will forthwith deliver within the time periods set forth in Form 8-KSB to CSCA unaudited financial statements as of and for the nine month period ended September 30, 1999, which statements include a balance sheet as of September 30, 1999, and statements and operations and cash flows for the nine month period ended September 30, 1999. All of the foregoing financial statements were or will be true and correct as of the date of preparation, remain or will remain true and correct and comply or will comply with Regulation S-X under the Securities Exchange Act of 1934. S&J and Mr. Langley have provided to CSCA full access to any and all information which either of them desired concerning the business and operations of S&J and/or Mr. Langley. S&J and Mr. Langley have made available to CSCA such personnel as has been requested to answer any and all questions which CSCA may have had concerning its investment in S&J. S&J is current in all of its required reports with all governmental and local taxing agencies. No taxes are due any governmental or local agency. S&J and Mr. Langley have provided to CSCA full access to any and all information it desired concerning the business and operations of S&J. S&J and Mr. Langley have made available to CSCA such personnel as has been requested to answer any and all questions which CSCA may have had concerning its investment in S&J."

Article III, Section 3.2 of the Reorganization Agreement provided as follows

"S&J and Mr. Langley agree and accept that, in the event of their being or becoming in material breach of any or all representations, warranties or covenants given by either of them pursuant to ARTICLE II Section 2.2 hereof, whether by purposeful act, negligence, accident on either of their parts or for no reason or otherwise, the former management of CSCA may elect to notify S&J and Mr. Langley of CSCA's rescision of this Agreement and this Agreement shall be deemed rescinded forthwith and the S&J Shares shall be returned to Mr. Langley without cost or penalty, and S&J and Mr. Langley shall forthwith and forever be relieved of any and all obligations undertaken by them, either individually or joint and severally, in entering into and executing this Agreement after returning to CSCA the CSCA Shares."

Mr. Langley and S&J Holdings failed to deliver the financial statements required under Article II, Section 2.2(f) of the Reorganization Agreement. Accordingly, former management of the Company at the close of business on February 14, 2000, under Article III, Section 3.2 of the Reorganization Agreement notified Mr. Langley and S&J Holdings of their failure notified them of the recission of the Reorganization Agreement. As a result of this recission, the Reorganization Agreement is of no further force and effect and the 12,000,000 common shares of the Company. Former management appointed Mr. Charles Stidham as the sole member of the board governing the Company and its sole executive officer.

Management is currently pursuing a new acquisition opportunity.

Present Capital Structure:

The Company's equity capitalization presently consists of two classes of stock, common and preferred. There are 100,000,000 shares of Common Stock, par value $.001 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share, which are authorized to be issued. All outstanding shares of Common Stock are fully paid for and nonassessable. A holder of Common Stock is entitled to one vote per share on all matters submitted for action by the stockholders. A quorum for the transaction of business at any meeting of the holders of Common Stock is one third of the shares outstanding. All shares of Common Stock are equal to each other with respect to the election of directors; therefore, the holders of more than 50% of the outstanding Common Stock present at a meeting at which a quorum is present and at which directors are being elected can, if they choose to do so, elect all of the directors. Thus, the holders of as little as 16.51% of the outstanding Common Stock could elect directors. The terms of the directors are not staggered. Directors are elected annually to serve until the next annual meeting of stockholders and until their successor is elected and qualified. There are no preemptive rights to purchase any additional shares of Common Stock or other securities of the Company, nor is cumulative voting applicable to the election of the Board of Directors. The shares of Common Stock have those dividend rights prescribed by the laws of the State of Delaware, are not convertible into any other security, do not have sinking fund provisions applicable to them and are not subject to redemption or to any restrictions on transfer.

As of February 15, 2000, the transfer ledgers maintained by the Company's stock transfer agent, including individual participants in security position listings, indicated that there were approximately 3,000,000 shares of Common Stock issued and outstanding.

The Articles of Incorporation vest the Board of Directors with the authority to divide the Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any preferred series established to the full extent permitted by the laws of the State of Delaware and the Articles of Incorporation with respect to, among other things, (a) the number of shares to constitute a series and the distinctive designation thereof, (b) the rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividends begin accruing,
(c) whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption, (d) the liquidation preferences payable in the event of involuntary or voluntary liquidation, (e) sinking fund or other provisions, if any, for the redemption or purchase of shares, (f) the terms and conditions upon which shares may be converted, if convertible, and (g) voting rights, if any. The Company, as of December 1, 1999, had no Preferred Stock outstanding.

Signature Stock Transfer, 14675 Midway Rd., Ste. 221, Dallas, Texas 75224 has been engaged by the Company to serve as the transfer agent for the Common Stock.

No dividends have been declared on the Common Stock by the Company since inception, and no dividends are planned in the foreseeable future; however, there are no restrictions at present on the declaration or payment of dividends.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This filing contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, and information relating to us that are based on the beliefs of our management, as well as assumptions made by and information currently available to our management. When used in this prospectus, the words estimate, project, believe, anticipate, intend, expect and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in these forward-looking statements, including those risks discussed under Risk Factors. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on this prospectus. We have no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

Item 2. Acquisition or Disposition of Assets: See Item 1, above.

Item 3. Bankruptcy or Receivership: Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant: See Item 1, above.

Item 5. Other Events. Not Applicable.

Item 6. Resignation of Registrant's Directors: Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits: Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASSCO CAPITAL CORPORATION
(Registrant)


By: /s/ Charles Stidham
-----------------------
Charles Stidham, Chief Executive Officer


Date: February 15, 2000